Optima Strategic Credit Fund

A series of The RBB Fund, Inc.

Supplement dated September 16, 2025, to the

Prospectus and Statement of Additional Information,
each dated December 31, 2024, as supplemented.

*** Important Notice Regarding Proposed Fund Reorganization ***

Based on the recommendation of Optima Asset Management LLC (“Optima”), the investment advisor of the Optima Strategic Credit Fund (the “Acquired Fund”), the Board of Directors of The RBB Fund, Inc. (the “Company”) has approved the reorganization (the “Reorganization”) of the Acquired Fund into the Optima Strategic Credit Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II. The Reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund will have the same investment objective and principal investment strategies and substantially similar investment limitations as the Acquired Fund. Following the Reorganization, Optima and Anthony Capital Management, LLC, the investment advisor and investment sub-advisor to the Acquired Fund, will continue to serve as investment advisor and investment sub-advisor, respectively, to the Acquiring Fund. In addition, the Acquiring Fund will have the same portfolio managers as the Acquired Fund.

The Reorganization will occur pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund, and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the Reorganization. The Reorganization is not generally expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. Optima will bear the costs related to the Reorganization.

The Company will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan with respect to the Acquired Fund. If the required shareholder approval for the Reorganization of the Acquired Fund is obtained, the Reorganization of the Acquired Fund is currently expected to take effect in the first quarter of 2026.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees and expenses. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please retain this Supplement with your records.